UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 30, 2004


                             WILLIAMS SCOTSMAN, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


           Maryland                       033-68444               52-0665775
-------------------------------    ------------------------   ----------------
(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                               Identification No.)


                8211 Town Center Drive, Baltimore, Maryland 21236
                -------------------------------------------------
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (410) 931-6000
        -----------------------------------------------------------------

                                       N/A
                                       ---
         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OF PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On August 30, 2004, John C. Cantlin resigned from his position as Senior Vice President and Chief Financial Officer of Williams Scotsman, Inc.

         Gerard E. Holthaus will assume the duties of acting Chief Financial Officer until a replacement Chief Financial Officer is named. For information regarding Mr. Holthaus' relationships with Williams Scotsman and its affilaites, refer to Williams Scotsman's Annual Report on Form 10-K for the year ended December 31, 2003.

         The press release issued by Williams Scotsman is attached as Exhibit
99.1 to this report.



ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

            (c)   EXHIBITS

Exhibit           Description
-------           -----------

99.1              Press release of Williams Scotsman, Inc., dated September 1,
                  2004.



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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  September 1, 2004                 WILLIAMS SCOTSMAN, INC.



                                         By: /s/ Gerard E. Holthaus
                                             -------------------------------
                                             Name:   Gerard E. Holthaus
                                             Title:  Chief Executive Officer






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

                                 EXHIBIT INDEX


Exhibit           Description
-------           -----------

99.1              Press release of Williams Scotsman, Inc., dated September 1,
                  2004.








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